Exhibit 21.1

List of Subsidiaries

All subsidiaries of Janus Henderson Group plc listed below are included in the consolidated financial statements unless otherwise indicated.

Organization	Percentage of ownership	State or other jurisdiction of ownership
Alphagen Capital Limited	100	UK
G.I.L. Nominees Limited	100	UK
Gartmore Group Limited	100	Cayman Islands
Gartmore Investment Limited	100	UK
Gartmore Investment Management Limited	100	UK
Gartmore Investment Services Limited	100	UK
Gartmore Services Limited	100	Jersey (Channel Islands)
Geneva Capital Management LLC	100	Delaware
H3 Global Advisors Limited	100	UK
Henderson Administration Limited	100	UK
Henderson Alternative Investment Advisor Limited	100	UK
Henderson Asset Management Limited	100	UK
Henderson Equity Holdings LLC	100	Delaware
Henderson Equity Partners (GP) Limited	100	UK
Henderson Equity Partners Funds Limited	100	Jersey (Channel Islands)
Henderson Equity Partners India Private Limited	100	India
Henderson Equity Partners Jersey (GP) Limited	100	Jersey (Channel Islands)
Henderson Equity Partners Limited	100	UK
Henderson Fund Management (Luxembourg) SA	100	Luxembourg
Henderson Fund Management Limited	100	UK
Henderson Global Group Limited	100	Ireland
Henderson Global Investors (Brand Management) Sarl	100	Luxembourg
Henderson Global Investors (Holdings) Limited	100	UK
Henderson Global Investors (Hong Kong) Limited	100	Hong Kong
Henderson Global Investors (Ireland) Limited	100	Ireland
Henderson Global Investors (International Holdings) BV	100	Netherlands
Henderson Global Investors (North America) Inc	100	Delaware
Henderson Global Investors (Schweiz) AG	100	Switzerland
Janus Henderson Investors (Singapore) Limited	100	Singapore
Henderson Global Investors Asset Management Limited	100	UK
Henderson Global Investors BV	100	Netherlands
Henderson Global Investors Equity Planning Inc	100	Delaware
Henderson Global Investors Geneva (Luxembourg) Finance SA	100	Luxembourg
Henderson Global Investors Geneva Finance Limited	100	UK
Henderson Global Investors Limited	100	UK
Henderson Group Holdings Asset Management Limited	100	UK
Henderson Holdings Group BV	100	Netherlands
Henderson Holdings Group Limited	100	UK
Henderson Holdings Limited	100	UK
Henderson International GP LLC	100	Delaware
Henderson International Inc	100	Delaware
Janus Henderson Investment Consulting (Beijing) Limited	100	China
Henderson Investment Funds Limited	100	UK
Henderson Investment Management Limited	100	UK
Henderson Management SA	100	Luxembourg
Henderson Nominees Limited	100	UK

Henderson Secretarial Services Limited	100	UK
Henderson UK Finance Limited	100	UK
Henderson Unit Trusts Limited	100	UK
HEP (GP) Limited	100	UK
HGI (Investments) Limited	100	UK
HGI Asset Management Group Limited	100	UK
HGI Group Limited	100	UK
HGP2 Limited	100	UK
HPC Nominees Limited	100	UK
INTECH Investment Management LLC(1)	97.1	Delaware
Janus Capital (Switzerland) LLC	100	Switzerland
Janus Capital Group Inc.	100	Delaware
Janus Capital Institutional Advisers LLC	100	Delaware
Janus Capital International Limited	100	U.K.
Janus Capital Management LLC	100	Delaware
Janus Capital Singapore Pte. Limited	100	Singapore
Janus Capital Trust Manager Limited	100	Ireland
Janus Distributors LLC	100	Delaware
Janus Henderson Investors (Australia) Funds Management Limited	100	Australia
Janus Henderson Investors (Australia) Institutional Funds Management Limited	100	Australia
Janus Henderson Investors (Australia) Limited	100	Australia
Janus Henderson Investors (Hong Kong) Limited	100	Hong Kong
Janus Henderson Investors (Japan) Limited	100	Japan
Janus Henderson Investors Taiwan Ltd.	100	Taiwan
Janus Holdings LLC	100	Nevada
Janus Henderson Indices LLC	100	Delaware
Janus International Holding LLC	100	Nevada
Janus Management Holdings Corporation	100	Delaware
Janus Services LLC	100	Delaware
Janus UK Holdings Corporation Limited	100	UK
Kapstream Capital Pty Limited	100	Australia
New Star Asset Management (Bermuda) Limited	100	Bermuda
New Star Asset Management Group Limited	100	UK
Optimum Investment Management Limited	100	UK
Perkins Investment Management LLC	100	Delaware
UKFP (Asia) Nominees Limited	100	British Virgin Islands
VelocityCapital Management LLC	100	Delaware
VS Holdings, Inc.	100	Delaware

Interests in joint ventures
None